Other Current Assets, Net - Schedule of Other Current Assets (Details) - USD ($) $ in Thousands		Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Other Current Assets, Net [Abstract]
Other receivables due from third parties	[1]	$ 6,214
Deposits due from third parties	[2]	5,506	1,880
Custodian assets held by FTX	[3]		9,827
Others		90	63
Other current assets, gross		11,810	11,770
Less: Allowance for credit losses		(100)	(9,926)	$ (9,826)
Other current assets, net		$ 11,710	$ 1,844

[1]	Among the balance of other receivables due from third parties, $4.1 million was secured by collateral digital assets which was recorded in “Obligation to Return Collateral Digital Assets” and accrue interest at an annual rate of 7.5% with the obligation maturing on December 8, 2025.
[2]	The balance of deposits due from third parties primarily represented the deposits paid to the owner or operator of mining facilities and will be received upon termination of the service agreements.
[3]	In November 2022, FTX cryptocurrency exchange filed for Chapter 11 bankruptcy. The Company had $2.09 million cash and 480 BTC worth $7.74 million (measured at the carrying value of BTC as of December 31, 2022) in its FTX account. Due to the uncertain outcome of the bankruptcy, the Company reclassified the funds as custodian assets held by FTX and recorded a full impairment charge on those balances during 2022.